UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Front Street

Hamilton HM 19

Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 26, 2013, Aspen Insurance Holdings Limited (the “Company” or “Aspen”) entered into a Supplemental Confirmation agreement with Goldman, Sachs & Co (“Goldman”) pursuant to which the Company has agreed to repurchase $150 million of its ordinary shares from Goldman in a private transaction pursuant to an accelerated share repurchase (“ASR”) program. The Supplemental Confirmation contains the principal terms and provisions governing the ASR between the Company and Goldman. The shares will be repurchased for an upfront payment of $150 million. In connection with the ASR, Goldman is expected to purchase the amount of shares required to be delivered to the Company under the terms of the Supplemental Confirmation in the open-market. The Company will receive an initial number of shares following the execution of the ASR, which the Company expects to be the substantial majority of shares to be delivered under the Supplemental Confirmation. The total number of shares ultimately repurchased under the Supplemental Confirmation will be determined based on a discount to the average daily volume-weighted average price of the Company’s ordinary shares during the ASR period. At settlement, Goldman may be obligated to deliver additional shares to Aspen, or Aspen may be obligated to make a delivery of shares or a payment in cash to Goldman, at Aspen’s election. Aspen anticipates that all repurchases under the ASR will be completed no later than October 3, 2013. The repurchased shares will be retired once repurchased.

The repurchase was made under the terms of the Company’s share repurchase program authorized by the Board of Directors and announced on February 7, 2013, for a total repurchase program of up to $500 million of its ordinary shares expiring on February 7, 2015. Following this repurchase there will be approximately $335 million remaining of the Board authorized repurchase program. The purchase is funded with cash in hand.

Master Confirmation

The Master Confirmation entered into on September 28, 2007 with Goldman contains the principal terms and provisions governing the ASR between the Company and Goldman including, but not limited to, the mechanism used to determine the final settlement amount of shares owed to the Company including, in case of a friendly acquisition transaction, if applicable, the permitted methods and required timing of settlement, the specific circumstances under which Goldman is permitted to make adjustments to valuation periods, dates and other transactions that impact the settlement amount, the specific circumstances under which the ASR may be terminated early, the right of the Company and Goldman to enter into similar transactions, including additional accelerated share repurchase arrangements or open market purchase programs, definitions of terms used throughout the Master Confirmation and Supplemental Confirmation, and various acknowledgements, representations and warranties made by the Company and Goldman to one another, including intended compliance with Rule 10b5-1.

Supplemental Confirmation

The Supplemental Confirmation dated February 26, 2013 sets forth the specific pricing terms and other provisions relating to the ASR including, but not limited to, the initial shares to be delivered, the prepayment amount, the forward price adjustment amount, the acceleration date and the scheduled termination date of the transaction. Under the terms of the Supplemental Confirmation, a substantial majority of the repurchased ordinary shares under the accelerated share repurchase program will be received and cancelled by March 1, 2013.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant

The information set forth above in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 26, 2013, Aspen issued a press release announcing that it entered into an accelerated share repurchase program with Goldman to buy back $150 million of Aspen’s ordinary shares. The accelerated share repurchase program is in addition to approximately $47 million of open market share repurchases undertaken since January 1, 2013.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is furnished under Item 7.01 as part of this report:

99.1 Press release of the Company, dated February 26, 2013.

The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This report contains written, and Aspen’s officers may make related oral, “forward-looking statements” within the meaning of the U.S. federal securities laws regarding the Company’s intention to repurchase its ordinary shares from time to time under the Company’s share repurchase program, the timing and amounts of repurchases, the intended use of any repurchased shares and the source of funding for the share repurchase program. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “continue,” and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside Aspen’s control that could cause actual results to differ materially from such statements, including our ability to consummate the transactions contemplated by the terms of the accelerated share repurchase agreement, the share price and share volumes which may impact timing of repurchases, changes in market conditions and the impact on our business of such factors. For a detailed description of uncertainties and other factors that could impact the forward-looking statements in this press release, please see the “Risk Factors” section in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission on February 26, 2013. Aspen undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)

Dated: February 27, 2013	By:	/s/ John Worth
	Name:	John Worth
	Title:	Chief Financial Officer

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